Supplement to the
Fidelity® Variable Insurance Products
Initial Class, Service Class, and
Service Class 2
Value Portfolio
April 30, 2006
Prospectus

The following information replaces the biographical information for Stephen DuFour found in the "Fund Management" section on page 11.

Richard Fentin is vice president and manager of VIP: Value Portfolio, which he has managed since November 2006. He also manages other Fidelity funds. Since joining Fidelity in 1980, Mr. Fentin has worked as a research analyst, portfolio assistant and manager.

VVAL-06-01 November 20, 2006
1.798008.102